         D O D G E & C O X                            D O D G E & C O X
         -----------------                            -----------------
            Stock Fund
                                                          Stock Fund
                                                       Established 1965
        Investment Manager
            Dodge & Cox
        One Sansome Street
            35th Floor
     San Francisco, California
            94104-4443

          (415) 981-1710

  For Fund literature and account
   information, please visit the
        Funds' web site at:

        www.dodgeandcox.com

         or write or call:

         Dodge & Cox Funds
c/o Boston Financial Data Services
           P.O. Box 9051
 Boston, Massachusetts 02205-9051

          (800) 621-3979

         -----------------
                                                    First Quarter Report
  This report is submitted for the general             March 31, 2001
information of the shareholders of the Fund.
The report is not authorized for distribution         -----------------
to prospective investors in the Fund unless           -----------------
it is accompanied by a current prospectus.            -----------------

         -----------------

3/01 SF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund posted a positive total return of +1.0% for the first quarter of 2001, compared to a negative return of -11.9% for the Standard & Poor's 500 Index (S&P 500). For the year ended March 31, 2001, the Fund had a total return of +17.1%, compared to the -21.7% (negative) return of the S&P
500. Longer-term results for the Fund appear on page three of this report. The Fund had total assets of approximately $6.3 billion at quarter-end, and a cash position of 9%. The Fund paid income dividends of $0.50 per share and distributed net realized short and long-term capital gains of $1.25 per share during the quarter.

Performance Review

Over the last six months, the Fund's investment performance has far exceeded that of the S&P 500 (+12.7% versus -18.8%). As you can see from the table on page three, the five-year annualized return for the Stock Fund is 17.1%, ahead of the S&P 500's return of 14.2%. While past performance is no guarantee of future results, the last year has made up for the Fund's poor relative performance in 1998, plus some. Behind these figures is a rapid unwinding in the last six months of the technology growth stock mania that pushed the S&P 500 upward in 1999 and in the first quarter of 2000.

Throughout the 1990s, the growth rate in technology capital spending continued to accelerate. Year-over-year technology spending growth peaked at 20% in 2000. Concurrent with that growth, investors' love affair with technology stocks grew and grew. Valuations reached unprecedented levels by March 2000 as investors forgot a component of economic history: while technology has periods of dynamic growth, it is also a cyclical industry. Since last December, the cyclical part of the equation has appeared, and technology spending has declined sharply across the entire industry. Layoffs are now occurring as technology companies adjust their cost structures to the present economic reality. Rapidly deteriorating profit fundamentals have collided with extraordinarily high valuations to produce the largest bear market ever in technology stocks.

As readers of our past quarterly letters will attest, the Stock Fund has been significantly underweight in the technology sector, and this underweight position was the largest factor in the Fund's strong performance relative to the S&P 500 over the past three months. During the first quarter, the technology sector lost about a quarter of its value. Security selection was a large contributor as well; the Stock Fund's technology holdings declined by about three percent.

In addition to being underweight in technology, the Fund also benefited from a significantly higher weighting than the market in the industrial commodities sector, which as a group outperformed the broad market. Individual holdings in the Fund which contributed positively include Engelhard, which was up 27%, and Alcoa, which was up 8%. While no one area significantly detracted from performance relative to the S&P 500 during the first quarter, weak returns from individual holdings helped reinforce the benefit of building a diversified portfolio (e.g., Thermo Electron -24%, NCR Corp. -21%, and Deere -20%).

Looking for Opportunities

We believe there are many investment opportunities in the current market environment. The decline in technology, telecommunication and other "growth" stocks has also given us a lot more potential investments to analyze. While we have not yet begun adding to our positions in these declining areas, we are energetically researching situations where prices are now much more reasonable, to ascertain whether we want to become part owner in any of these companies on a long-term basis. At the same time, it is important to note that the largest technology companies continue to trade at optimistic valuations. For instance, as of March 31, the twelve largest technology companies in the S&P 500 have an average price-to-sales ratio (P/S)/1/ of 3.9, which compares to a P/S of 1.6 for the broad market and 0.6 for the Stock Fund. These twelve stocks include well-known companies like, AOL (P/S=12.0), Microsoft (12.0), Intel (5.2), Oracle (7.6) and Cisco (4.8). For perspective, the median P/S for the broad market over the last 45 years is 0.85. While there are technology companies approaching valuations we would consider reasonable, clearly many companies would have to fall a great deal more before we would consider them for purchase in the Stock Fund. In contrast, we have been uncovering many companies in the finance, industrial commodities and energy sectors, which are leaders in their respective industries, selling at below-average valuations.

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                                       1

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   Stock Fund

An Example of Our Approach

An example of a non-technology holding in the Fund that we believe to be reasonably valued is Bank One. Please note that Bank One is discussed as an example of our research process, not because we believe it is necessarily more attractive than the Fund's other investments.

Bank One's stock price was approximately cut in half in 1999. Earnings were disappointing due in part to some unsuccessful strategies, but not because of deterioration of its fundamentals. The bank has some excellent franchises in growth areas, but was selling at an attractive valuation. After conducting our thorough fundamental analysis, we began a position in the fourth quarter of 1999. In the first quarter of last year, a new CEO, Jamie Dimon, was recruited from Citicorp. We were familiar with Mr. Dimon from his prior work as the President of Citigroup and were encouraged when he purchased two million shares of Bank One on the open market, aligning his personal interests with those of Bank One's other shareholders. The first signs are encouraging, as it appears that Mr. Dimon is exactly the "hands on" manager Bank One needs. Given Bank One's valuation, our in-depth analysis and our positive long-term outlook, Bank One is a good example of what characterizes a Dodge & Cox investment.

Looking Ahead

What about the future? As always in investing, there are more questions than answers about the short term--the next year. When will demand recover in technology? What will be the collateral damage in the broad economy due to the sharp decline in both technology capital spending and stock prices? The equity market excluding technology has not been in a bear market, and is not particularly cheap at a price/earnings ratio (P/E) of approximately 19 times 2001 earnings. Is a broad recession in the picture, and will it lead to a decline in the equity market outside of technology? Will inflation remain as tame as investors are anticipating? If inflation fails to drop, the P/E multiple of the market could decline further.

Our stance is to continue to look long term--out three to five years. In our view, the long-term positives outweigh the short-term negatives. The long-term prospects for global economic growth are still good. The free market economic model continues to make progress throughout the world, with the result that people are getting organized to produce more and to consume more. The mobility of capital and the powerful forces of technological innovation are accelerating that process and will continue to create opportunities for investors who set their sights firmly on the long term.

On a final note, after more than six years as an independent Trustee to Dodge & Cox Funds and its predecessors, Mr. John B. Taylor resigned from the Board on March 13, 2001 to join the Bush Administration as the Department of the Treasury's Undersecretary for International Affairs. We will miss John's wise counsel and thoughtful stewardship on behalf of the Funds, and warmly wish him all the best in his new role serving our country.

As always, we welcome your comments and questions, and we appreciate your confidence in our firm as a shareholder of the Dodge & Cox Stock Fund.

For the Board of Trustees,

/s/ Harry R. Hagey                /s/ John A. Gunn
------------------------          -----------------------
Harry R. Hagey, Chairman          John A. Gunn, President         April 30, 2001


/1/ We use P/S in this example, rather than the more commonly quoted price-to-earnings ratio. This ratio measures a company's price relative to its revenues, and tends to be a more stable valuation measure over time.

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                                       2

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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                                   Stock Fund

Objective The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund invests primarily in a broadly diversified portfolio of common stocks. In selecting investments, the Fund invests in companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies. Future earnings and dividends are major considerations in selecting companies. Companies are also selected with an emphasis on financial strength and sound economic condition.


Cumulative Performance                      April 1, 1991 through March 31, 2001
--------------------------------------------------------------------------------
                       [PERFORMANCE GRAPH APPEARS HERE]

                                    10 years         10 years
                                   Stock Fund       S & P 500
                                   ----------       ---------
                    3/31/1991        $10,000          $10,000
                    3/31/1992        $10,859          $11,103
                    3/31/1993        $12,981          $12,483
                    3/31/1994        $14,180          $13,148
                    3/31/1995        $16,243          $15,003
                    3/31/1996        $20,996          $19,818
                    3/31/1997        $24,750          $23,746
                    3/31/1998        $34,040          $35,140
                    3/31/1999        $32,675          $41,304
                    3/31/2000        $39,394          $49,098
                    3/31/2001        $46,130          $38,455

Average annual total return for
periods ended March 31, 2001           1 Year    5 Years    10 Years    20 Years
--------------------------------------------------------------------------------
Dodge & Cox Stock Fund                 17.09%    17.05%     16.52%      16.21%
S&P 500 Index                          -21.68    14.18      14.42       14.86

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

Fund Information                                                  March 31, 2001
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $95.82
Total Net Assets (millions)                                              $6,309
2000 Expense Ratio                                                         0.54%
2000 Portfolio Turnover                                                      32%
30-Day SEC Yield/1/                                                        2.12%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 23 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                    90.8%
Cash Equivalents:                                                           9.2%

Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                              79
Median Market Capitalization                                        $8.6 billion
Price-to-Earnings Ratio/2/                                                 13.5x
Price-to-Book Value                                                         1.9x
Foreign Stocks/3/ (% of Fund)                                               6.2%

Ten Largest Holdings                                                   % of Fund
--------------------------------------------------------------------------------
Golden West Financial                                                        2.9
Union Pacific                                                                2.7
Bank One                                                                     2.6
Dow Chemical                                                                 2.5
Loews                                                                        2.4
Phillips Petroleum                                                           2.4
Alcoa                                                                        2.3
May Department Stores                                                        2.1
FedEx                                                                        2.0
Occidental Petroleum                                                         2.0

Ten Largest Industries                                                 % of Fund
--------------------------------------------------------------------------------
Energy                                                                      10.6
Banking                                                                      9.2
Retail & Distribution                                                        7.0
Chemicals                                                                    6.7
Electronics & Computer                                                       6.5
Transportation                                                               6.4
Consumer Durables                                                            6.0
Insurance & Financial Services                                               5.5
Pharmaceutical & Medical Products                                            4.2
Consumer Products                                                            4.0

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

--------------------------------------------------------------------------------
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                                       4

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

Portfolio of Investments                                          March 31, 2001
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
COMMON STOCKS:                                                             89.0%

CONSUMER:                                                                  18.1%

RETAIL AND DISTRIBUTION:                                                    7.0%
     May Department Stores Co. .........................................    2.1
     Genuine Parts Co. .................................................    1.8
     Kmart Corp. .......................................................    1.7
     Nordstrom, Inc. ...................................................    0.8
     Dillard's, Inc. Class A............................................    0.6

CONSUMER DURABLES:                                                          6.0%
     Whirlpool Corp. ...................................................    1.3
     Masco Corp. .......................................................    1.2
     Delphi Automotive Systems Corp. ...................................    1.2
     Ford Motor Co. ....................................................    0.9
     Dana Corp. ........................................................    0.8
     General Motors Corp. ..............................................    0.6

CONSUMER PRODUCTS:                                                          4.0%
     VF Corp. ..........................................................    1.3
     Eastman Kodak Co. .................................................    1.0
     Mattel, Inc. ......................................................    0.8
     Unilever N.V. .....................................................    0.6
     Dole Food Co., Inc. ...............................................    0.3

MEDIA AND LEISURE:                                                          1.1%
     R.R. Donnelley & Sons Co. .........................................    1.1

FINANCE:                                                                   16.6%

BANKING:                                                                    9.2%
     Golden West Financial Corp. .......................................    2.9
     Bank One Corp. ....................................................    2.6
     Bank of America Corp. .............................................    1.6
     Wells Fargo & Co. .................................................    1.2
     Wachovia Corp. ....................................................    0.9

INSURANCE AND FINANCIAL SERVICES:                                           5.5%
     Loews Corp. .......................................................    2.4
     St. Paul Companies, Inc. ..........................................    1.3
     Chubb Corp. .......................................................    0.8
     MBIA, Inc. ........................................................    0.4
     UNUMProvident Corp. ...............................................    0.3
     Torchmark Corp. ...................................................    0.3

REAL ESTATE INVESTMENT TRUST:                                               1.9%
     Equity Office Properties Trust.....................................    1.0
     Equity Residential Properties Trust................................    0.9

INDUSTRIAL COMMODITIES:                                                    14.5%

CHEMICALS:                                                                  6.7%
     Dow Chemical Co. ..................................................    2.5
     Eastman Chemical Co. ..............................................    1.1
     Rohm and Haas Co. .................................................    0.9
     Engelhard Corp. ...................................................    0.8
     Air Products & Chemicals, Inc. ....................................    0.8
     NOVA Chemicals Corp. ..............................................    0.4
     Lubrizol Corp. ....................................................    0.2

METALS AND MINING:                                                          3.7%
     Alcoa, Inc. .......................................................    2.3
     Rio Tinto PLC ADR..................................................    1.4

PAPER AND FOREST PRODUCTS:                                                  2.9%
     Weyerhaeuser Co. ..................................................    1.3
     International Paper Co. ...........................................    1.1
     Boise Cascade Corp. ...............................................    0.5

GENERAL MANUFACTURING:                                                      1.2%
     Archer Daniels Midland Co. ........................................    1.2

ENERGY:                                                                    10.6%
     Phillips Petroleum Co. ............................................    2.4
     Occidental Petroleum Corp. ........................................    2.0
     Chevron Corp. .....................................................    1.8
     Unocal Corp. ......................................................    1.8
     Amerada Hess Corp. ................................................    1.7
     Baker Hughes, Inc. ................................................    0.9

TECHNOLOGY:                                                                 6.8%

ELECTRONICS & COMPUTER:                                                     6.5%
     Xerox Corp. .......................................................    1.3
     Electronic Data Systems............................................    1.3
     Pitney Bowes, Inc. ................................................    1.1
     NCR Corp. .........................................................    1.0
     Thermo Electron Corp. .............................................    0.9
     Storage Technology Corp. ..........................................    0.5
     Motorola, Inc. ....................................................    0.2
     Compuware Corp. ...................................................    0.2

CONSUMER ELECTRONICS:                                                       0.3%
     Sony Corp. ADR.....................................................    0.3

TRANSPORTATION:                                                             6.4%
     Union Pacific Corp. ...............................................    2.7
     FedEx Corp. .......................................................    2.0
     Canadian Pacific Ltd. .............................................    1.7

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                                       5

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

Portfolio of Investments                                          March 31, 2001
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
COMMON STOCKS (Continued)

HEALTHCARE:                                                                 6.0%

PHARMACEUTICAL & MEDICAL PRODUCTS:                                          4.2%
     Pharmacia Corp......................................................   1.2
     Becton, Dickinson & Co..............................................   1.1
     Bausch & Lomb, Inc..................................................   1.0
     Schering Plough Corporation.........................................   0.9

HEALTHCARE SERVICES:                                                        1.8%
     HCA-The Healthcare Company..........................................   0.7
     WellPoint Health Networks, Inc......................................   0.6
     First Health Group Corp.............................................   0.5

GENERAL INDUSTRIAL:                                                         5.4%

MACHINERY & EQUIPMENT:                                                      3.5%
     Deere & Co..........................................................   1.2
     Fluor Corp..........................................................   1.2
     Caterpillar, Inc....................................................   1.1
     Unova, Inc..........................................................   0.0

ELECTRICAL & AEROSPACE:                                                     1.9%
     Lockheed Martin Corp................................................   1.9

UTILITIES:                                                                  4.6%

ELECTRIC AND GAS UTILITIES:                                                 3.7%
     American Electric Power Co., Inc....................................   1.1
     Ameren Corp.........................................................   1.0
     TXU Corp............................................................   0.9
     Wisconsin Energy Corp...............................................   0.7

TELEPHONE:                                                                  0.9%
     AT&T Corp...........................................................   0.9

PREFERRED STOCKS:                                                           1.8%

CONSUMER:                                                                   1.8%
     News Corp. Ltd., Limited Voting Ordinary Shares ADR.................   1.8

CASH EQUIVALENTS:                                                           8.8%

OTHER ASSETS LESS LIABILITIES:                                              0.4%

TOTAL NET ASSETS:                                                         100.0%

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                                       6

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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                                   Stock Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           D O D G E & C O X                            D O D G E & C O X
           -----------------                            -----------------
             Balanced Fund
                                                          Balanced Fund
          Investment Manager                             Established 1931
              Dodge & Cox
          One Sansome Street
              35th Floor
       San Francisco, California
              94104-4443

            (415) 981-1710

    For Fund literature and account
     information, please visit the
          Funds' web site at:

          www.dodgeandcox.com

           or write or call:

           Dodge & Cox Funds
  c/o Boston Financial Data Services
             P.O. Box 9051
   Boston, Massachusetts 02205-9051

            (800) 621-3979

           -----------------

  This report is submitted for the general            First Quarter Report
information of the shareholders of the Fund.             March 31, 2001
The report is not authorized for distribution
to prospective investors in the Fund unless             -----------------
it is accompanied by a current prospectus.              -----------------
                                                        -----------------
           -----------------

3/01 BF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund posted a positive total return of +2.0% for the first quarter of 2001, compared to a negative return of -6.0% for the Combined Index/1/. For the year ended March 31, 2001, the Fund had a total return of +15.9%, compared to the -9.1% (negative) return of the Combined Index. Longer-term results for the Fund appear on page three of this report. The Fund had total assets of approximately $5.0 billion at quarter-end, with 61% invested in stocks, 35% invested in fixed-income securities and 4% invested in cash equivalents. The Fund paid income dividends of $0.56 per share and distributed net realized short and long-term capital gains of $0.59 per share during the quarter.

Performance Review

Over the last six months, the Fund's equity portfolio performance has far exceeded that of the S&P 500. Behind these figures is a rapid unwinding in the last six months of the technology growth stock mania that pushed the S&P 500 upward in 1999 and in the first quarter of 2000. Throughout the 1990s, the growth rate in technology capital spending continued to accelerate. Year-over-year technology spending growth peaked at 20% in 2000. Concurrent with that growth, investors' love affair with technology stocks grew and grew. Valuations reached unprecedented levels by March 2000 as investors forgot a component of economic history: while technology has periods of dynamic growth, it is also a cyclical industry. Since last December, the cyclical part of the equation has appeared, and technology spending has declined sharply across the entire industry. Layoffs are now occurring as technology companies adjust their cost structures to the present economic reality. Rapidly deteriorating profit fundamentals have collided with extraordinarily high valuations to produce the largest bear market ever in technology stocks.

As readers of our past quarterly letters will attest, the equity portion of the Balanced Fund has been significantly underweight in the technology sector, and this underweight position was the largest factor in the equity portfolio's strong performance relative to the S&P 500 over the past three months. During the first quarter, the technology sector lost about a quarter of its value. The Balanced Fund's technology stocks also declined, but only by about three percent.

In addition to being underweight in technology, the equity portfolio also benefited from a significantly higher weighting than the market in the industrial commodities sector, which as a group outperformed the broad market. While no one area of the portfolio significantly detracted from performance relative to the S&P 500 during the first quarter, weak returns from individual holdings helped reinforce the benefit of building a diversified portfolio (e.g., Thermo Electron -24%, NCR Corp. -21%, and Deere -20%).

The fixed-income portfolio also performed well against its benchmark, the Lehman Brothers Aggregate Bond Index (LBAG). The portfolio's overweight position in corporate securities had a positive effect on relative performance in the first quarter as yield premiums on corporate bonds narrowed relative to U.S. Treasuries. The Fund's investments in this area emphasize longer-duration/2/ corporate securities, which outperformed long U.S. Treasuries and the overall corporate index. The Fund's position in U.S. Treasury Inflation Protected Securities (TIPS), which are not included in the LBAG, also contributed to outperformance, as real yields for these securities fell.

Opportunities in the Equity & Fixed-Income Markets

In the equity market, the decline in technology, telecommunication and other "growth" stocks has also given us a lot more to do. While we have not yet begun adding to our positions in these declining areas, we are energetically researching situations where prices are now much more reasonable, to ascertain whether we want to become part owner in any of these companies on a long-term basis. At the same time, it is important to note that the largest technology companies continue to trade at optimistic valuations. For instance, as of March 31, the twelve largest technology companies in the S&P 500 have an average price-to-sales ratio (P/S)/3/ of 3.9, which compares to a P/S of 1.6 for the broad market and 0.6 for the equity portfolio. For perspective, the median P/S for the broad market over the last 45 years is 0.85. While there are technology companies approaching valuations we would consider reasonable, clearly many companies would have to fall a great deal more before we would consider them for purchase in the Fund. In contrast, we have been uncovering many companies in the finance, industrial commodities and energy sectors, which are leaders in their respective industries, selling at below-average valuations.

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--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

--------------------------------------------------------------------------------

With regard to the fixed-income market, the gap between corporate yields and U.S. Treasury yields narrowed in the first quarter. In spite of this "narrowing," yield premiums for corporate securities remain wide, which we believe could present opportunities for long-term investors. In part, these opportunities persist due to uncertainty on both the economic landscape and the outlook for corporate profits. Recent economic reports have emphasized the potential for further weakness in the domestic economy. Yields on corporate securities relative to U.S. Treasuries seem to incorporate generous compensation for these uncertainties. We continue to view this situation as an opportunity to identify specific creditworthy issuers and specific securities through careful fundamental research. We believe the incremental yield from these investments and potential for relative price performance will benefit the Fund's fixed-income portfolio's future returns. In the fixed-income portfolio we continue to emphasize corporate and mortgage-backed securities in our efforts to maintain a well-diversified, high average quality portfolio with a higher yield-to-maturity than that of the LBAG. We believe that this strategy will benefit the long-term total return prospects of the Fund.

Looking Ahead

What about the future? As always in investing, there are more questions than answers about the short term--the next year. When will demand recover in technology? What will be the collateral damage in the broad economy due to the sharp decline in both technology capital spending and stock prices? The equity market excluding technology has not been in a bear market, and is not particularly cheap at a price/earnings ratio (P/E) of approximately 19 times 2001 earnings. Is a broad recession in the picture, and will it lead to a decline in the equity market outside of technology? Will inflation remain as tame as investors are anticipating? If inflation fails to drop, the P/E multiple of the market could decline further. Our stance is to continue to look long term--out three to five years. In our view, the long-term positives outweigh the short-term negatives. The long-term prospects for global economic growth are still good. The free market economic model continues to make progress throughout the world, with the result that people are getting organized to produce more and to consume more. The mobility of capital and the powerful forces of technological innovation are accelerating that process and will continue to create opportunities for investors who set their sights firmly on the long term.

In the fixed-income portfolio we will continue to monitor current investments and evaluate new opportunities through the fundamental research of each fixed-income security and its issuer. We believe that this security selection focus will benefit Fund shareholders as we seek to build a higher-yielding fixed-income portfolio, while also maintaining the portfolio's diversification and high average quality.

On a final note, after more than six years as an independent Trustee to Dodge & Cox Funds and its predecessors, Mr. John B. Taylor resigned from the Board on March 13, 2001 to join the Bush Administration as the Department of the Treasury's Undersecretary for International Affairs. We will miss John's wise counsel and thoughtful stewardship on behalf of the Funds, and warmly wish him all the best in his new role serving our country.

As always, we welcome your comments and questions, and we appreciate your confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund.

                                     For the Board of Trustees,

                                     /s/ Harry R. Hagey
                                     ------------------------
April 30, 2001                       Harry R. Hagey, Chairman

/1/ The Combined Index reflects an unmanaged portfolio of 60% of the Standard &
    Poor's 500 Index (S&P 500) and 40% of the Lehman Brother's Aggregate Bond Index (LBAG). The Balanced Fund may, however, invest up to 75% of its total assets in stocks.

/2/ A measure of a fixed-income security's price sensitivity to interest rate movement.

/3/ We use P/S in this example, rather than the more commonly quoted price-to-earnings ratio. This ratio measures a company's price relative to its revenues, and tends to be a more stable valuation measure over time.

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                                       2

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Objective The Fund seeks regular income, conservation of principal and an op-portunity for long-term growth of principal and income.

Strategy The Fund invests in a diversified portfolio of common stocks, pre-ferred stocks and fixed-income securities.

          Stocks: The Fund invests in well-established companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies. The Fund will hold no more than 75% of its to-tal assets in stocks.

          Fixed-Income Securities: Dodge & Cox constructs a diversified port-folio of high-quality fixed-income securities, while striving to maintain the fixed-income yield higher than that of the broad bond market. Fixed-income investments include investment-grade: U.S. gov-ernment obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and others.

Cumulative Performance                      April 1, 1991 through March 31, 2001
--------------------------------------------------------------------------------
                        [PERFORMANCE GRAPH APPEARS HERE]

                        10 years   10 years   10 years     10 years
                        S & P 500  LBAG       60/40 Blend  Balanced Fund
                        ---------  --------   -----------  -------------
            3/31/1991   $10,000    $10,000    $10,000      $10,000
            3/31/1992   $11,103    $11,140    $11,141      $11,079
            3/31/1993   $12,483    $12,708    $12,604      $13,089
            3/31/1994   $13,148    $12,815    $13,051      $13,991
            3/31/1995   $15,003    $13,563    $14,456      $15,531
            3/31/1996   $19,818    $15,024    $17,803      $18,998
            3/31/1997   $23,746    $15,762    $20,257      $21,389
            3/31/1998   $35,140    $17,653    $26,891      $27,323
            3/31/1999   $41,304    $19,028    $30,710      $27,471
            3/31/2000   $49,098    $19,150    $34,260      $31,041
            3/31/2001   $38,455    $21,547    $31,146      $35,995

Average annual total return for periods
ended March 31, 2001                          1 Year 5 Years 10 Years 20 Years
--------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                     15.94%  13.62%  13.65%   13.98%
Combined Index                                -9.09   11.84   12.04    13.44
S&P 500 Index                                -21.68   14.18   14.42    14.86
Lehman Brothers Aggregate Bond Index (LBAG)   12.53    7.48    7.98    10.64

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Fund Information                                                  March 31, 2001
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $63.50
Total Net Assets (millions)                                              $4,997
30 Day SEC Yield/1/                                                        3.68%
2000 Expense Ratio                                                         0.53%
2000 Portfolio Turnover                                                      23%
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox,San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 23 years, and by the Fixed-Income Strategy Committee, whose ten members' average tenure is 13 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                                   35.2%
Stocks:                                                                    60.6%
Cash Equivalents:                                                           4.2%

Stock Portfolio (60.6% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              79
Median Market Capitalization                                        $8.6 billion
Price-to-Earnings Ratio/2/                                                 13.7x
Price-to-Book Value                                                         1.9x
Foreign Stocks/3/ (as percentage of Fund)                                   3.9%

Five Largest Industries                                                % of Fund
--------------------------------------------------------------------------------
Energy                                                                       6.8
Banking                                                                      6.3
Retail & Distribution                                                        5.1
Chemicals                                                                    4.5
Electronics & Computer                                                       4.4

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Golden West Financial                                                        2.1
Union Pacific                                                                1.8
Bank One                                                                     1.7
Dow Chemical                                                                 1.7
Loews                                                                        1.5
Phillips Petroleum                                                           1.5
Kmart                                                                        1.5
Alcoa                                                                        1.4
May Department Stores                                                        1.3
Lockheed Martin                                                              1.3

Fixed-Income Portfolio (35.2% of Fund)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            126
Average Quality                                                               AA
Average Maturity                                                      10.4 years
Effective Duration                                                     4.2 years

Moody's/Standard & Poor's Quality Ratings                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       19.3
Aaa/AAA                                                                      2.3
Aa/AA                                                                        0.0
A/A                                                                          6.6
Baa/BBB                                                                      6.7
Ba/BB                                                                        0.3

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          6.8
Federal Agency CMO and REMIC+                                                7.1
Federal Agency Mortgage Pass-Through                                         5.5
Asset-Backed                                                                 1.9
Corporate                                                                   13.3
International Agency/3/                                                      0.6

+   Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

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                                       4

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund


Portfolio of Investments                                          March 31, 2001
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
COMMON STOCKS:                                                             59.5%

CONSUMER:                                                                  12.3%

RETAIL AND DISTRIBUTION:                                                    5.1%
     Kmart Corp. ........................................................   1.5
     May Department Stores Co. ..........................................   1.3
     Genuine Parts Co. ..................................................   1.2
     Nordstrom, Inc. ....................................................   0.6
     Dillard's, Inc. Class A.............................................   0.5

CONSUMER DURABLES:                                                          3.8%
     Whirlpool Corp. ....................................................   1.0
     Delphi Automotive Systems Corp. ....................................   0.8
     Masco Corp. ........................................................   0.7
     Ford Motor Co. .....................................................   0.5
     Dana Corp. .........................................................   0.4
     General Motors Corp. ...............................................   0.4

CONSUMER PRODUCTS:                                                          2.6%
     VF Corp. ...........................................................   0.8
     Mattel, Inc. .......................................................   0.6
     Eastman Kodak Co. ..................................................   0.5
     Unilever N.V. ......................................................   0.4
     Dole Food Co., Inc. ................................................   0.3

MEDIA AND LEISURE:                                                          0.8%
     R.R. Donnelley & Sons Co. ..........................................   0.8

FINANCE:                                                                   11.2%

BANKING:                                                                    6.3%
     Golden West Financial Corp. ........................................   2.1
     Bank One Corp. .....................................................   1.7
     Bank of America Corp. ..............................................   1.1
     Wells Fargo & Co. ..................................................   0.8
     Wachovia Corp. .....................................................   0.6

INSURANCE AND FINANCIAL SERVICES:                                           3.6%
     Loews Corp. ........................................................   1.5
     St. Paul Companies, Inc. ...........................................   0.8
     Chubb Corp. ........................................................   0.5
     MBIA, Inc. .........................................................   0.3
     UNUMProvident Corp. ................................................   0.3
     Torchmark Corp. ....................................................   0.2

REAL ESTATE INVESTMENT TRUST:                                               1.3%
     Equity Residential Properties Trust.................................   0.7
     Equity Office Properties Trust......................................   0.6

INDUSTRIAL COMMODITIES:                                                     9.4%

CHEMICALS:                                                                  4.5%
     Dow Chemical Co. ...................................................   1.7
     Eastman Chemical Co. ...............................................   0.7
     Rohm and Haas Co. ..................................................   0.6
     Engelhard Corp. ....................................................   0.5
     Air Products & Chemicals, Inc. .....................................   0.5
     NOVA Chemicals Corp. ...............................................   0.3
     Lubrizol Corp. .....................................................   0.2

METALS AND MINING:                                                          2.3%
     Alcoa, Inc. ........................................................   1.4
     Rio Tinto PLC ADR...................................................   0.9

PAPER AND FOREST PRODUCTS:                                                  1.8%
     Weyerhaeuser Co. ...................................................   0.8
     International Paper Co. ............................................   0.6
     Boise Cascade Corp. ................................................   0.4

GENERAL MANUFACTURING:                                                      0.8%
     Archer Daniels Midland Co. .........................................   0.8

ENERGY:                                                                     6.8%
     Phillips Petroleum Co. .............................................   1.5
     Occidental Petroleum Corp. .........................................   1.3
     Amerada Hess Corp. .................................................   1.2
     Unocal Corp. .......................................................   1.1
     Chevron Corp. ......................................................   1.1
     Baker Hughes, Inc. .................................................   0.6

TECHNOLOGY:                                                                 4.6%

ELECTRONICS & COMPUTER:                                                     4.4%
     Xerox Corp. ........................................................   0.9
     Electronic Data Systems.............................................   0.8
     NCR Corp. ..........................................................   0.7
     Pitney Bowes, Inc. .................................................   0.7
     Thermo Electron Corp. ..............................................   0.6
     Storage Technology Corp. ...........................................   0.3
     Motorola, Inc. .....................................................   0.2
     Compuware Corp. ....................................................   0.2

CONSUMER ELECTRONICS:                                                       0.2%
     Sony Corp. ADR......................................................   0.2

HEALTHCARE:                                                                 4.2%

PHARMACEUTICAL & MEDICAL PRODUCTS:                                          2.8%
     Pharmacia Corp. ....................................................   0.8
     Becton, Dickinson & Co. ............................................   0.7
     Bausch & Lomb, Inc. ................................................   0.7
     Schering Plough Corporation.........................................   0.6

HEALTHCARE SERVICES:                                                        1.4%
     HCA-The Healthcare Company..........................................   0.5
     WellPoint Health Networks, Inc. ....................................   0.5
     First Health Group Corp. ...........................................   0.4

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                                       5

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Portfolio of Investments                                          March 31, 2001
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
COMMON STOCKS (Continued)

TRANSPORTATION:                                                             4.1%
     Union Pacific Corp. ...............................................    1.8
     FedEx Corp. .......................................................    1.3
     Canadian Pacific Ltd. .............................................    1.0

GENERAL INDUSTRIAL:                                                         3.7%

MACHINERY & EQUIPMENT:                                                      2.4%
     Fluor Corp. .......................................................    0.9
     Deere & Co. .......................................................    0.8
     Caterpillar, Inc. .................................................    0.7
     Unova, Inc. .......................................................    0.0+

ELECTRICAL & AEROSPACE:                                                     1.3%
     Lockheed Martin Corp. .............................................    1.3

UTILITIES:                                                                  3.2%

ELECTRIC AND GAS UTILITIES:                                                 2.6%
     American Electric Power Co., Inc. .................................    0.8
     TXU Corp. .........................................................    0.7
     Ameren Corp. ......................................................    0.7
     Wisconsin Energy Corp. ............................................    0.4

TELEPHONE:                                                                  0.6%
     AT&T Corp. ........................................................    0.6

PREFERRED STOCKS:                                                           1.1%

CONSUMER:                                                                   1.1%
     News Corp. Ltd., Limited Voting Ordinary Shares ADR................    1.1

FIXED-INCOME SECURITIES:                                                   35.2%

U.S. TREASURY AND GOV'T AGENCY:                                             6.8%

FEDERAL AGENCY CMO* AND REMIC**:                                            7.1%

FEDERAL AGENCY MTG. PASS-THROUGH:                                           5.5%

ASSET-BACKED SECURITIES:                                                    1.9%
     CA Infrastructure and Econ. Dev. Bank Special Purpose
      Trust PGE-1 Rate Reduction Ctf. 1997-1 A-5 6.25%,
      6/25/2004.........................................................    0.7
     Union Planters Mortgage Finance Corp. 7.70%, 4/25/2009.............    0.5
     CA Infrastructure and Econ. Dev. Bank Special Purpose
      Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008.......    0.4
     PP&L Transition Bond Series 1999-1 A-2 6.41%, 12/26/2003...........    0.3

CORPORATE:                                                                 13.3%

INDUSTRIAL:                                                                 6.9%
     Lockheed Martin Corp., various securities..........................    1.0
     Raytheon Co., various securities...................................    0.9
     Ford Motor Credit Co. 6.875%, 2/1/2006.............................    0.7
     Raychem Corp. 7.20%, 10/15/2008....................................    0.7
     Time Warner Entertainment 8.375%, 7/15/2033........................    0.7
     May Department Stores, various securities..........................    0.6
     American Home Products Corp., various securities...................    0.6
     Nordstrom, Inc. 8.95%, 10/15/2005..................................    0.4
     Masco Corp. 6.75%, 3/15/2006.......................................    0.4
     Walt Disney Co. 7.55%, 7/15/2093...................................    0.4
     Xerox Corp., various securities....................................    0.3
     Union Camp Corp. 9.25%, 2/1/2011...................................    0.1
     Dana Corp. 6.50%, 3/1/2009.........................................    0.1

FINANCE:                                                                    4.7%
     EOP Operating Limited Partnership 8.375%, 3/15/2006................    0.8
     GMAC 8.875%, 6/1/2010..............................................    0.7
     CIGNA Corp., various securities....................................    0.4
     St. Paul Companies, Inc. 8.125%, 4/15/2010.........................    0.4
     Bank of Tokyo-Mitsubishi Ltd. 8.40%, 4/15/2010.....................    0.3
     Golden West Financial, various securities..........................    0.3
     Republic New York Corp. 7.20%, 7/15/2097...........................    0.3
     Bank One Capital III 8.75%, 9/1/2030...............................    0.3
     BankAmerica Capital II 8.00%, 12/15/2026...........................    0.3
     Safeco Corp. 6.875%, 7/15/2007.....................................    0.3
     Citicorp Capital Trust I 7.933%, 2/15/2027.........................    0.3
     Bank One Corp. 6.50%, 2/1/2006.....................................    0.2
     First Nationwide Bank 10.00%, 10/1/2006............................    0.1
     Barclays No. American Capital 9.75%, 5/15/2021.....................    0.0+

TRANSPORTATION:                                                             1.7%
     Union Pacific Corp. 6.33%, 1/2/2020................................    0.9
     Consolidated Rail Corp., various securities........................    0.4
     Canadian Pacific Ltd. 9.45%, 8/1/2021..............................    0.2
     Canadian National Railway Co. 6.80%, 7/15/2018.....................    0.2

INTERNATIONAL AGENCY (U.S. DOLLAR-DENOMINATED):                             0.6%
     Inter-American Development Bank 7.125%, 3/15/2023..................    0.3
     Hydro-Quebec 7.50%, 4/1/2016.......................................    0.3

CASH EQUIVALENTS:                                                           4.3%

OTHER ASSETS LESS LIABILITIES:                                            (0.1)%

TOTAL NET ASSETS:                                                         100.0%

 * CMO: Collateralized Mortgage Obligation
** REMIC: Real Estate Mortgage Investment Conduit
 + Rounds to 0.0%

--------------------------------------------------------------------------------
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                                       6

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Moody's(R) is a trademark of Moody's Investors Services, Inc.; and Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           D O D G E & C O X                        D O D G E & C O X
           -----------------                        -----------------
              Income Fund
                                                       Income Fund
          Investment Manager                        Established 1989
              Dodge & Cox
          One Sansome Street
              35th Floor
       San Francisco, California
              94104-4443

            (415) 981-1710

    For Fund literature and account
     information, please visit the
          Funds' web site at:

          www.dodgeandcox.com

           or write or call:

           Dodge & Cox Funds
   c/o Boston Financial Data Services
             P.O. Box 9051
         Boston, Massachusetts
              02205-9051

            (800) 621-3979

           -----------------
                                                    First Quarter Report
  This report is submitted for the general             March 31, 2001
information of the shareholders of the Fund.
The report is not authorized for distribution          --------------
to prospective investors in the Fund unless            --------------
it is accompanied by a current prospectus.             --------------

           -----------------

3/01 IF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Income Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return of 3.8% for the quarter ended March 31, 2001, compared to a total return of 3.0% for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment grade fixed-income securities. For the year ended March 31, 2001, the Fund had a total return of 12.6%, compared to the 12.5% return of the LBAG. Longer-term results for the Fund appear on page three of this report. The Fund had total assets of approximately $1.2 billion at quarter-end, and a cash position of 2%.

U.S. Economy Slows and Corporate Spreads Narrow

The fixed-income market's rally continued into 2001, boosted by an aggressive Federal Reserve which acknowledged a weakening economy by lowering the target Federal Funds rate by 1.5% over the course of the first quarter. Focal points in the weak economic picture continued to be the manufacturing sector and consumer confidence. Employment growth also slowed, and the unemployment rate edged higher. Bright spots were the housing sector, which remained strong, and automobile sales which recovered from an earlier low. Fourth quarter, 2000 Gross Domestic Product, which grew at a 1% annualized rate, depicted a domestic economy that had clearly slowed from the previous three quarters.

Short and intermediate U.S. Treasury rates fell sharply in response to the target rate cuts by the Federal Reserve. Yields on benchmark two-year and five-year U.S. Treasury notes fell 92 and 42 basis points, respectively, ending the quarter at 4.18% and 4.56% (one basis point is equal to 1/100 of 1%). In contrast, the yield on the benchmark 10-year U.S. Treasury fell only 19 basis points to 4.92%, while the 30-year U.S. Treasury ended the quarter nearly unchanged at 5.44%.

The Fund's overweight position in corporate securities (40.8% vs. 23.8% for the LBAG) had a positive effect on relative performance in the first quarter as yield premiums on corporate bonds narrowed relative to U.S. Treasuries. The Fund's investments in this area emphasize longer-duration/1/ corporate securities, which outperformed long U.S. Treasuries and the overall corporate index. The Fund's 5.3% position in U.S. Treasury Inflation Protected Securities
(TIPS), which are not included in the LBAG, contributed to outperformance with a total return of 5.4% for the quarter, as real yields for these securities fell. Despite widening yield premiums, the Fund's holdings in mortgage-backed securities (34.7% vs. 35.1% for the LBAG) registered a total return comparable to that of intermediate U.S. Treasuries.

We continue to emphasize corporate and mortgage-backed securities in our efforts to maintain a well-diversified, high average quality portfolio with a higher yield-to-maturity than that of the LBAG. We believe that this strategy will benefit the long-term total return prospects of the Fund. In addition, because of our ongoing concern that inflation may rise, we have positioned the Fund with an effective duration/1/ slightly shorter than that of the LBAG (4.4 years vs. 4.6 years).

Opportunities Persist in the Corporate Sector

The gap between corporate yields and U.S. Treasury yields narrowed in the first quarter. In spite of this "narrowing," yield premiums for corporate securities remain wide, which we believe could present opportunities for long-term investors. In part, these opportunities persist due to uncertainty on both the economic landscape and the outlook for corporate profits. Recent economic reports have emphasized the potential for further weakness in the domestic economy. Yields on corporate securities relative to U.S. Treasuries seem to incorporate generous compensation for these uncertainties. We continue to view this situation as an opportunity to identify specific creditworthy issuers and specific securities through careful fundamental research. We believe the incremental yield from these investments and potential for relative price performance will benefit the Fund's future returns.

During the quarter, we added to the Fund's holdings of HCA, Bank One, and Xerox. Also, in March, we purchased a 2.1% position in American Home Products
(AHP) 6.70% notes due March 15, 2011 at a yield premium of 175 basis points over the 10-year U.S. Treasury. This security features a "step-up" (increase) coupon, which means the annual interest rate due to bondholders would increase (a maximum of 2%) if the debt rating were to fall below A3/A-. We describe the AHP purchase in greater detail here as an example of how we combine fundamental research with rigorous price analysis in our selection of each security for the Fund.

Because our analysts continually monitor corporations in their areas of industry responsibility, we were able to act quickly when AHP announced their new debt issue. Our credit group met with the analyst responsible for fundamental company analysis in the pharmaceuticals industry and conducted a thorough review of AHP's business and its ability to make payments to bondholders

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                                       1

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  Income Fund
--------------------------------------------------------------------------------

under both optimistic and pessimistic scenarios. In addition, our fixed-income analysts reviewed the bond indenture and prospectus to understand the structure of the new security. We also conducted a conference call with AHP management to discuss the risks to their current strategy and specific issues with respect to the bond indenture. Finally, the analysts made a formal presentation to our Fixed-Income Strategy Committee, which approved the purchase.

AHP develops and manufactures pharmaceuticals and health care products for distribution and sale to customers in more than 150 countries. The company's worldwide presence encompasses more than 48,000 employees, manufacturing facilities on five continents, and broad research and development programs. AHP had total assets of more than $21 billion as of December 31, 2000 and annual net revenue in excess of $13 billion. Seventy percent of total sales are generated primarily by AHP's pharmaceuticals subsidiary. A key product is Premarin (estrogen-replacement), the country's most frequently prescribed drug, which generated approximately $2 billion in annual sales last year. Other products include nutritionals (Promil and Nursoy baby formulas), cardiovascular therapies (Cordarone), vaccines and mental health treatments. The healthcare subsidiary makes such well-known over-the-counter brands as Advil, Centrum, and Robitussin, while another subsidiary produces veterinary drugs. AHP also holds a 41% stake in biotechnology firm Immunex.

Yield premiums for AHP bonds are wider relative to those for their industry peers primarily as a result of uncertainty surrounding a class-action lawsuit related to the company's diet drug products, which were recalled in 1997 after they were linked to heart valve problems. After a careful study of the class-action, we believe AHP has adequate resources and reserves to meet any additional liabilities. Further, the vast majority of the lawsuits have been settled.

We believe that AHP is a financially strong company facing an adverse situation that has resulted in higher yields on their bonds (i.e., wider yield premiums). We believe this provides a compelling investment opportunity for the longer-term investor. The company operates in a high margin, patent-protected business with highly differentiated products. Newer products, such as Effexor (anti-depressant) and Enbrel (arthritis) are contributing to sales growth and a deep pipeline of new drug candidates, and line extensions could continue this trend going forward. We believe the company has reserved conservatively against recent litigation and the claims are substantially resolved. With a $1.8 billion payment from Warner-Lambert (a break-up fee for a failed 2000 merger), more than $6 billion raised in asset divestitures over the past year, and continued strong cash flows from operations, we believe that AHP is a solid credit and, at current yield premiums, an attractive addition to the Fund's holdings.

In Closing

We will continue to monitor current investments and evaluate new opportunities through the fundamental research of each fixed-income security and its issuer. We believe that this security selection focus will benefit Fund shareholders as we seek to build a higher-yielding fixed-income portfolio, while also maintaining the portfolio's diversification and high average quality.

On a final note, after more than six years as an independent Trustee to Dodge & Cox Funds and its predecessors, Mr. John B. Taylor resigned from the Board on March 13, 2001 to join the Bush Administration as the Department of the Treasury's Undersecretary for International Affairs. We will miss John's wise counsel and thoughtful stewardship on behalf of the Funds, and warmly wish him all the best in his new role serving our country.

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey                 /s/ John A. Gunn
------------------------           -------------------------------------------
Harry R. Hagey, Chairman           A. Horton Shapiro, Executive Vice President

April 30, 2001

/1/ A measure of a fixed-income security's price sensitivity to interest rate movement.

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                                       2

                               D O D G E & C O X
--------------------------------------------------------------------------------
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                                  Income Fund

Objective The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund invests in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and others rated A or better by either S&P or Moody's.

          The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, Dodge & Cox will consider many factors, including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

Cumulative Performance                      April 1, 1991 through March 31, 2001
--------------------------------------------------------------------------------
                       [PERFORMANCE GRAPH APPEARS HERE]

                                      10 years      10 Years
                                      LBAG          Income Fund
                                      --------      -----------
                  3/31/1991           $10,000       $10,000
                  3/31/1992           $11,140       $11,231
                  3/31/1993           $12,708       $12,990
                  3/31/1994           $12,815       $13,235
                  3/31/1995           $13,563       $14,037
                  3/31/1996           $15,024       $15,664
                  3/31/1997           $15,762       $16,446
                  3/31/1998           $17,653       $18,491
                  3/31/1999           $19,028       $19,884
                  3/31/2000           $19,150       $19,961
                  3/31/2001           $21,547       $22,467

Average annual total return for
periods ended March 31, 2001                             1 Year 5 Years 10 Years
--------------------------------------------------------------------------------
Dodge & Cox Income Fund                                  12.55%  7.47%   8.43%
Lehman Brothers Aggregate Bond Index (LBAG)              12.53   7.48    7.98

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include interest income in-come and, unlike Fund returns, do not reflect fees and expenses. Past perfor-mance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

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                               D O D G E & C O X
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--------------------------------------------------------------------------------
                                  Income Fund

Fund Information                                                  March 31, 2001
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $12.06
Total Net Assets (millions)                                              $1,227
30-Day SEC Yield*                                                          6.44%
2000 Expense Ratio                                                         0.46%
2000 Portfolio Turnover                                                      34%
Fund Inception Date                                                        1989

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Fixed-Income Strategy Committee, whose ten members' average tenure at Dodge & Cox is 13 years, and by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 23 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Fixed-Income Securities                                                    98.0%
Cash Equivalents                                                            2.0%

Fixed-Income Characteristics
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            128
Average Quality                                                               AA
Average Maturity                                                      10.0 years
Effective Duration                                                    4.41 years

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                         18.3
Federal Agency CMO and REMIC+                                               14.5
Federal Agency Mortgage Pass-Through                                        20.2
Asset-Backed                                                                 3.4
Corporate                                                                   40.8
International Agency (U.S. dollar-denominated)                               0.8
Cash Equivalents                                                             2.0

Moody's/Standard & Poor's Quality Ratings                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       53.0
Aaa/AAA                                                                      3.4
Aa/AA                                                                        0.1
A/A                                                                         18.3
Baa/BBB                                                                     20.9
Ba/BB                                                                        2.3
Cash Equivalents                                                             2.0

Maturity Breakdown                                                     % of Fund
--------------------------------------------------------------------------------
0-1 Years to Maturity                                                        6.6
1-5                                                                         39.2
5-10                                                                        33.1
10-15                                                                        2.2
15-20                                                                        4.4
20-25                                                                        3.2
25 and Over                                                                 11.3

+ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
  Conduit

* An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

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

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

Portfolio of Investments                                          March 31, 2001
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
FIXED-INCOME SECURITIES:                                                   98.0%

U.S. TREASURY AND GOVERNMENT AGENCY:                                       18.3%

FEDERAL AGENCY CMO* AND REMIC**:                                           14.5%

FEDERAL AGENCY MTG. PASS-THROUGH:                                          20.2%

ASSET-BACKED SECURITIES:                                                    3.4%
     CA Infrastructure and Econ. Dev. Bank Special Purpose
      Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7  6.42%,
      9/25/2008.......................................................      1.4
     CA Infrastructure and Econ. Dev. Bank Special Purpose
      Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6  6.38%,
      9/25/2008.......................................................      1.1
     ComEd Transitional Funding Trust Notes Series 1998-1
      Class A-4 5.39%, 6/25/2005......................................      0.7
     ComEd Transitional Funding Trust Notes Series 1998-1
      Class A-2 5.29%, 6/25/2003......................................      0.2

CORPORATE:                                                                 40.8%

INDUSTRIAL:                                                                22.5%
     Lockheed Martin Corp., various securities........................      2.7
     Ford Motor Credit Co. 6.875%, 2/1/2006...........................      2.2
     American Home Products Corp. 6.70%, 3/15/2011....................      2.1
     Raytheon Co., various securities.................................      1.7
     Raychem Corp. 7.20%, 10/15/2008..................................      1.7
     Time Warner Entertainment 8.375%, 7/15/2033......................      1.5
     Xerox Corp., various securities..................................      1.5
     Eastman Chemical Co. 7.25%, 1/15/2024............................      1.4
     Walt Disney Co. 7.55%, 7/15/2093.................................      1.3
     Nordstrom, Inc. 8.95%, 10/15/2005................................      1.2
     Masco Corp. 6.75%, 3/15/2006.....................................      1.1
     Dana Corp. 7.00%, 3/1/2029.......................................      1.1
     May Department Stores, various securities........................      1.0
     Dillard's, Inc. 7.13%, 8/1/2018..................................      0.9
     HCA-The Healthcare Company, various securities...................      0.9
     Union Camp Corp. 9.25%, 2/1/2011.................................      0.2

FINANCE:                                                                   13.7%
     GMAC 8.875%, 6/1/2010............................................      1.9
     EOP Operating Limited Partnership 8.375%, 3/15/2006..............      1.8
     Hartford Financial Services Group, various securities............      1.3
     Bank One Corp. 7.625%, 8/1/2005..................................      1.1
     Unumprovident Corp. 7.625%, 3/1/2011.............................      1.0
     St. Paul Companies, Inc. 8.125%, 4/15/2010.......................      0.9
     Bank One Capital III 8.75%, 9/1/2030.............................      0.9
     CIGNA Corp., various securities..................................      0.9
     Safeco Corp. 7.875%, 3/15/2003...................................      0.9
     Bank of Tokyo-Mitsubishi Ltd. 8.40%, 4/15/2010...................      0.9
     Republic New York Corp. 7.20%, 7/15/2097.........................      0.6
     BankAmerica Capital II 8.00%, 12/15/2026.........................      0.5
     Citicorp Capital Trust I 7.933%, 2/15/2027.......................      0.5
     First Nationwide Bank 10.00%, 10/1/2006..........................      0.4
     Barclays No. American Capital 9.75%, 5/15/2021...................      0.1

TRANSPORTATION:                                                             4.6%
     Union Pacific Corp., various securities..........................      2.0
     Burlington Northern Santa Fe Railway 7.57%, 1/2/2021.............      1.2
     Consolidated Rail Corp. 9.75%, 6/15/2020.........................      0.7
     Canadian Pacific Ltd. 9.45%, 8/1/2021............................      0.7

INTERNATIONAL AGENCY (U.S. DOLLAR-DENOMINATED):                             0.8%
     Hydro-Quebec 8.05%, 7/7/2024.....................................      0.8

CASH EQUIVALENTS:                                                           0.9%

OTHER ASSETS LESS LIABILITIES:                                              1.1%

TOTAL NET ASSETS:                                                         100.0%

  * CMO: Collateralized Mortgage Obligation
 ** REMIC: Real Estate Mortgage Investment Conduit

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                               D O D G E & C O X
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                                  Income Fund













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                               D O D G E & C O X
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                                  Income Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Moody's(R) is a trademark of Moody's Investors Services, Inc.; and Standard & Poor's and S&P(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

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